Exhibit 10.19
Jefferies Capital Partners
520 Madison Avenue
New York, NY 10022
tel 212.284.1700
fax 212.284.1717
www.jefcap.com
September 22, 2010
New Century Transportation, Inc.
45 East Park Drive
Westampton, NJ 08060
Attn: Brian Fitzpatrick
     Re: Cashless Exercise of Warrants
Dear Brian:
     We write to notify you that, upon the closing (the “Closing”) of the initial public offering of New Century Transportation, Inc. (the “Company”) common stock, each of the undersigned funds (collectively, “JCP Fund IV”) will fully exercise its Warrant (“Warrant”), issued on November 19, 2009 as part of that Note and Warrant Purchase Agreement, also dated November 19, 2009, by and between the Company and JCP Fund IV, on a cashless basis pursuant to Section 2(b) of the Warrant, provided that the Closing occurs no later than December 31, 2010.
     If you have any questions or would like to discuss this further, please contact Seth Wilson at (212) 284-1707.

Very truly yours,

JEFFERIES CAPITAL PARTNERS IV L.P.
JEFFERIES EMPLOYEE PARTNERS IV LLC
JCP PARTNERS IV LLC

By:	JCP IV LLC, the General Partner

By:	Jefferies Capital Partners IV LLC,
the Managing Member

By:	/s/ Brian P. Friedman

Name: Brian P. Friedman
Title: Managing Member

cc:	Dechert LLP (Attn : William Tuttle, Esq.)